Filed Pursuant to Rule 497(b)

Registration No. 333-143154

PATRIOT TRUST,

CANADIAN ENERGY INCOME TRUST, 2007 SERIES A

The Trust is a unit investment trust designated Patriot Trust, Canadian Energy Income Trust, 2007 Series A. The Sponsor is The GMS Group, LLC. The investment objective of the Trust is to seek to provide investors with the possibility of a high level of current dividend income, which is eligible for the reduced federal tax rate of 15% under current tax law, through investment in a fixed portfolio of stocks of Canadian energy income trusts. The secondary investment objective of the Trust is capital appreciation. The Sponsor cannot assure that the Trust will achieve these objectives. The minimum purchase is 500 Units for individual purchasers, and 400 Units for purchases by custodial accounts or Individual Retirement Accounts, self-employed retirement plans (formerly Keogh Plans), pension funds and other tax-deferred retirement plans.

This Prospectus consists of two parts. Part A contains the Summary of Essential Information including descriptive material relating to the Trust and the Statement of Financial Condition of the Trust. Part B contains general information about the Trust. Part A may not be distributed unless accompanied by Part B. Please read and retain both parts of this Prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS DATED JULY 26, 2007

INVESTMENT SUMMARY

INVESTMENT OBJECTIVES.    The Trust seeks to provide investors with the possibility of a high level of current dividend income which is eligible for the reduced federal tax rate of 15% under current tax law. The secondary investment objective of the Trust is capital appreciation. There is no guarantee that the investment objectives of the Trust will be achieved.

STRATEGY OF PORTFOLIO SELECTION.    The Trust seeks to achieve its objectives through investment in a portfolio of stocks of Canadian energy income trusts (“Canadian Energy Trusts” or the “Securities”). The securities that comprise the Trust are selected utilizing a research driven investment process and a disciplined criteria that considers a consensus of analysts’ opinions, historic stability of dividend payments and potential for capital appreciation. This research driven consensus process utilizes the views and forecasts of many research specialists in contrast to dependency on the opinion of a specific expert, authority or analyst. In order for a security to be considered for selection by the Sponsor for inclusion in the Trust, at the time of selection, 75% of the analysts known to cover the security must have the equivalent of a “buy,” “hold” or “market perform” rating on the security.

DESCRIPTION OF PORTFOLIO.    The Trust invests its assets in a portfolio of Canadian income trusts. While Canadian income trusts focus their investments on a variety of different industries, the income trusts included in the Trust have principal businesses related to the energy industry, and more specifically, most have a direct or indirect interest in oil and gas properties. Income trusts whose principal businesses are related to the production of oil and gas are often referred to as “royalty trusts.” Canadian income trusts were created in an effort to distribute income to investors in a tax-efficient manner. Canadian income trusts generally pay a majority of their earnings in the form of dividends. To the extent that distributions made by Canadian income trusts may be classified as “qualified dividends,” such dividends are eligible for the reduced federal tax rate of 15% if certain holding periods are met.

The portfolio of the Trust contains stocks of twenty-four Canadian Energy Trusts. 100% of the issues are represented by the Sponsor’s contracts to purchase. Seventeen stocks are listed on the Toronto Stock Exchange and seven stocks are listed on the New York Stock Exchange. Canadian Energy Trusts generally own equity and debt of an underlying entity that is engaged in the production of oil and gas or other energy-related assets. Canadian Energy Trusts derive their cash flow from the revenues generated by operating assets that produce crude oil, natural gas and natural gas liquids and, in some cases, third party fees from operating infrastructure such as natural gas processing plants. In addition, the Canadian Energy Trusts contained in the Trust’s portfolio may have relatively small market capitalizations which present certain risks discussed below.

PRINCIPAL RISK CONSIDERATIONS.    Unitholders can lose money by investing in this Trust. The value of the Units and the Securities can each decline in value. An investment in units of the Trust should be made with an understanding of the following risks:

•

The financial condition of the issuers of the Securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the Securities and thus in the value of the Units).

•

Since investments in Canadian income trusts are generally equity investments, they are subject to the risks of investing in equity securities discussed above. The Trust’s investment in Canadian income trusts, however, involves risks which may differ from an investment in common stock of a U.S. corporation. Shares of Canadian income trusts may have different shareholder rights and obligations, do not guarantee minimum distributions or returns of capital and are subject to the risk that tax changes or recharacterizations will adversely affect the Canadian or U.S. tax consequences of owning such trusts. Canadian income trusts often have limited operating histories, and may be less financially stable than companies that have been in existence for longer periods of time. Furthermore, the value of Canadian income trusts may be impacted by changes in interest rates, exchange rates, and commodity prices (which will vary and are determined by supply and demand factors). Canadian income trusts are also subject to the risk that potential growth may be limited because revenue is passed on to unitholders instead of being reinvested in the business.

•

The Trust’s portfolio is concentrated in securities issued by companies in the energy industry. A portfolio is considered to be “concentrated” in an industry group or sector when the securities in a particular industry group or sector constitute 25% or more of the total asset value of the portfolio. Negative developments in the energy industry will affect the value of your investment more than would be the case in a more diversified investment. The financial success of an energy-related company is dependent on profits received from the sale of petroleum, natural gas, and natural gas liquids. The prices of these natural resources have fluctuated widely in recent years and are determined by supply and demand factors, including weather and general economic conditions, as well as conditions in other oil producing regions which are beyond the control of the company. Furthermore, companies in the energy industry can be impacted by international politics and conflicts, and in particular by hostilities in the Middle East, terrorist attacks, the success of exploration projects, reduced demand as a result of energy conservation, natural disasters, clean-up and litigation costs associated with environmental damage and extensive regulation.

•

As a result of the Trust’s concentration in securities issued by Canadian companies, political, economic, or social developments in Canada may have a significant impact on the Securities held by the Trust.

•

Stocks of foreign companies held by the Trust present risks beyond those of U.S. issuers. These risks may include market and political factors related to the company’s foreign market, international trade conditions, less regulation, smaller or less liquid markets, increased volatility, differing accounting practices and changes in the value of foreign currencies.

•

The Trust’s portfolio contains stocks of companies with smaller market capitalizations, which may have less liquid stock and more volatile prices than larger capitalized companies. Such companies also tend to have unproven track records and, to a certain extent, are more likely to perform less well or fail than companies with larger market capitalizations.

•

The Trust’s portfolio contains only 24 stocks, which means that the Trust may be more sensitive to changes in the market value of a single stock than would occur in an investment in a portfolio which contains a greater number of stocks.

•

Since the portfolio of the Trust is fixed and “not managed,” in general, the Sponsor can only sell Securities under certain extraordinary circumstances, at the Trust’s termination or in order to meet redemptions. As a result, the price at which each Security is sold may not be the highest price it attained during the life of the Trust.

•

Price fluctuations of particular Securities will change the Portfolio’s composition throughout the life of the Trust. When cash or a letter of credit is deposited with instructions to purchase Securities in order to create additional units, an increase in the price of a particular Security between the time of deposit and the time that Securities are purchased will cause the units to be comprised of less of that Security and more of the remaining Securities. In addition, brokerage fees incurred in purchasing the Securities will be an expense of the Trust and such fees will dilute the existing Unitholders’ interests.

•	There is no assurance that any dividends will be declared or paid in the future on the Securities.

PUBLIC OFFERING PRICE.    The Public Offering Price per 100 units of the Trust is calculated by:

•	dividing the aggregate value of the underlying Securities held in the Trust by the number of units outstanding;

•	multiplying the result by 100; and

•	adding an initial sales charge of 1.50% (1.522% of the net amount invested).

In addition, during the initial offering period, an amount sufficient to reimburse the Sponsor for the payment of all or a portion of the estimated organization costs of the Trust will be added to the Public Offering Price per 100 units. The price of a single unit, or any multiple thereof, is calculated by dividing the Public Offering Price per 100 units by 100 and multiplying by the number of units. The Public Offering Price per unit will vary on a daily basis in accordance with fluctuations in the aggregate value of the underlying Securities and each investor’s purchase price will be computed as of the date the units are purchased.

DEFERRED SALES CHARGE.    The deferred sales charge will be deducted as follows:

•

For every Unitholder, three monthly charges of $0.80 per 100 units ($2.40 total) will be deducted from the Principal Account in three monthly installments commencing on November 1, 2007, and on the first business day of each month thereafter through January 2, 2008. If you buy Units at a price less than $10.00 per Unit, the dollar amount of the deferred sales charge will not change, but the deferred sales charge on a percentage basis will be more than 2.40% of the Public Offering Price.

The deferred method of payment keeps more of a Unitholder’s money invested over a longer period of time.

DISTRIBUTIONS.    The Trust will distribute dividends received, less expenses, monthly. The first dividend distribution will be made on September 28, 2007, to all Unitholders of record on September 15, 2007, and thereafter distributions will be made on the last business day of every month. The final distribution will be made within a reasonable period of time after the Trust terminates.

MARKET FOR UNITS.    Unitholders may sell their units to the Sponsor or the Trustee at any time, without fee or penalty. The Sponsor intends to repurchase units from Unitholders throughout the life of the Trust at prices based upon the market value of the underlying Securities less any unpaid deferred sales charge. However, the Sponsor is not obligated to maintain a market and may stop doing so without prior notice for any business reason. If a market is not maintained, a Unitholder will be able to redeem his or her units with the Trustee at the same price as the Sponsor’s repurchase price. The existence of a liquid trading market for these Securities may depend on whether dealers will make a market in these Securities. There can be no assurance of the making or the maintenance of a market for any of the Securities contained in the portfolio of the Trust or of the liquidity of the Securities in any markets made. The price at which the Securities may be sold to meet redemptions, and the value of the units, will be adversely affected if trading markets for the Securities are limited or absent.

TERMINATION.    The Trust will terminate in approximately three years. At that time investors may choose one of the following three options with respect to their terminating distribution:

•	receive the distribution in kind, if they own at least 2,500 units;

•	receive cash upon the liquidation of their pro rata share of the Securities; or

•	reinvest in a subsequent series of the Patriot Trust (if one is offered) at a reduced sales charge.

ROLLOVER OPTION.    Unitholders may elect to rollover their terminating distributions into the next available series of the Patriot Trust (if one is offered), at a reduced sales charge. Rollover Unitholders must make this election on or prior to the Rollover Notification Date. When a Unitholder makes this election, his or her units will be redeemed and the proceeds will be reinvested in units of the next available series of the Patriot Trust. An election to rollover terminating distributions will generally be a taxable event. See “Trust Administration—Trust Termination” in Part B for details concerning this election.

REINVESTMENT PLAN.    Unitholders may elect to automatically reinvest their distributions, if any (other than the final distribution in connection with the termination of the Trust), into additional units of his or her Trust, without a sales charge. See “Reinvestment Plan” in Part B for details on how to enroll in the Reinvestment Plan.

UNDERWRITING.    The GMS Group, LLC, with principal offices at 5N Regent Street, Suite 513, Livingston, New Jersey 07039, will act as underwriter for all of the units of the Patriot Trust, Canadian Energy Income Trust, 2007 Series A.

FEE TABLE

This Fee Table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See “Public Offering” and “Trust Expenses and Charges.” Although the Trust has a term of only three years, and is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.

Unitholder Transaction Expenses (fees paid directly from your investment)		As a % of Initial Offering Price			Amounts Per 100 Units
Maximum Initial Sales Charge Imposed on Purchase (as a percentage of offering price)		1.50%			$15.00
Maximum Deferred Sales Charge		2.40%	*		$24.00
Creation and Development Fee		0.55%	**		$5.50

Total Sales Charge (including Creation and Development Fee)		4.45%			$44.50

Estimated Organization Costs***		.290%			$2.90

Estimated Annual Fund Operating Expenses (expenses that are deducted from Trust assets)		As a % of Net Assets			Amounts Per 100 Units
Trustee’s Fee		.105%			$1.05
Other Operating Expenses		.060			.60
Portfolio Supervision, Bookkeeping and Administrative Fees	.025%			$.25

Total		.165%			$1.65

Example

	1 year	3 years
An investor would pay the following expenses on a $10,000 investment assuming the Trust operating expense ratio of .165% and a 5% annual return on the investment throughout the periods	$488	$523

The Example also assumes reinvestment of all dividends and distributions. For purposes of the Example, the deferred sales charge imposed on the reinvestment of dividends is not reflected until the year following payment of the dividend; the cumulative expenses would be higher if sales charges on reinvested dividends were reflected in the year of reinvestment. The Example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of the Example.

*	The actual fee is a total of $24.00 per 100 Units, irrespective of purchase or redemption price, deducted in three installments over the life of the Trust, commencing November 1, 2007. If the Unit price exceeds $10 per Unit, the deferred sales charge will be less than 2.40%; if the Unit price is less than $10 per Unit, the deferred sales charge will exceed 2.40%.

**	The Creation and Development Fee compensates the Sponsor for the creation and development of this Trust and has been historically included in the sales charge. The actual fee is $5.50 per 100 Units payable at the close of the initial offering period, which is expected to be 90 days from the initial date of deposit. If the Unit price exceeds $10.00 per Unit, the Creation and Development Fee will be less than 0.55%; if the Unit price is less than $10.00 per Unit, the Creation and Development Fee will exceed 0.55%. At no time will an investor pay more than the Total Sales Charge of 4.45% of the initial investment as shown in the Fee Table.

***	A portion of the Public Offering Price consists of cash in an amount to reimburse the Sponsor for the per Unit portion of all or a part of the costs of establishing the Trust. The costs have been estimated at $2.90 per 100 Units for the Trust. A payment will be made as of the close of the initial public offering period to an account maintained by the Trustee from which the obligation of the investors to the Sponsor will be satisfied. To the extent that actual organization costs are less than the estimated amount, only the actual organization costs included in the Public Offering Price will be reimbursed to the Sponsor and deducted from the assets of the Trust.

SUMMARY OF ESSENTIAL INFORMATION AS OF JULY 25, 2007*:

Initial Date of Deposit: July 26, 2007
Aggregate Value of Securities	$149,469
Number of Units	15,219
Fractional Undivided Interest in Trust Securities	1/15,219
Public Offering Price Per 100 Units
Aggregate Value of Securities in Trust	$149,469
Divided By 15,219 Units (times 100)	$982.10
Plus Initial Sales Charge of 1.50% of Public Offering Price	15.00
Plus Estimated Organization Costs	2.90
Public Offering Price per 100

Units**†	$1,000.00

Sponsor’s Repurchase Price and Redemption Price Per 100 Units††	$955.50
Evaluation Time: 4:00 p.m. Eastern Time (or earlier close of the New York Stock Exchange).
Minimum Income or Principal Distribution: $1.00 per 100 Units.
Liquidation Period: A 40-day period beginning on the first business day following the Termination Date.
Minimum Value of Trust: The Trust may be terminated if the value of the Trust is less than 40% of the aggregate value of the Securities at the completion of the Deposit Period.

Termination Date: July 27, 2010, or the disposition of the last Security in the Trust.
Mandatory Termination Date: The last day of the Liquidation Period.
CUSIP Numbers: Cash: 70337G 101
Reinvestment: 70337G 119
Fee Cash: 70337G 127
Fee Reinvestment: 70337G 135
Trustee: The Bank of New York.
Trustee’s Fee: $1.05 per 100 Units outstanding.
Other Fees and Expenses: $.35 per 100 Units outstanding.
Sponsor: The GMS Group, LLC
Portfolio Supervisory, Bookkeeping and Administrative Fee: Maximum of $.25 per 100 Units outstanding (see “Trust Expenses and Charges” in Part B).
Record Dates: The fifteenth day of each month, commencing September 15, 2007.
Distribution Dates: The last business day of each month, commencing September 28, 2007, and within a reasonable period of time after the termination of the Trust.
Rollover Notification Date***: July 15, 2010 or another date as determined by the Sponsor.
Monthly Deferred Sales Charge Payment Dates: November 1, 2007, and the first business day of each month thereafter through January 2, 2008.

*	The business day prior to the Initial Date of Deposit. The Initial Date of Deposit is the date on which the Trust Agreement was signed and the deposit of Securities with the Trustee made.

**	A maximum Deferred Sales Charge of $24.00 per 100 Units (2.40% of the Initial Public Offering Price) will be paid through deductions subsequent to the Initial Date of Deposit as described under “Deferred Sales Charge.” On a repurchase or redemption of Units before the last Deferred Sales Charge Payment Date, any remaining Deferred Sales Charge payments will be deducted from the proceeds. Units purchased pursuant to the Reinvestment Plan are subject to that portion of the Deferred Sales Charge remaining at the time of reinvestment.

***	The date by which a Rollover Unitholder must elect to reinvest its terminating distribution in an available series of the Patriot Trust if offered (see “Trust Administration—Trust Termination”).

†	On the Initial Date of Deposit there will be no cash in the Income or Principal Accounts. Anyone purchasing Units after such date will have included in the Public Offering Price a pro rata share of any cash in such Accounts.

††	This figure reflects deduction of the maximum Deferred Sales Charge of $24.00 per 100 Units; the actual amount deducted upon redemption of Units will depend upon the Deferred Sales Charge applicable to the redeeming Unitholder. Any redemptions of 25,000 Units or more may, upon request by a redeeming Unitholder, be made in kind. The Trustee will forward the distributed securities, less any deferred sales charge remaining, to the Unitholder’s broker-dealer account at The Depository Trust Company in book-entry form. As of the close of the initial offering period, the Sponsor’s Repurchase Price and Redemption Price per 100 Units for the Trust will be reduced to reflect the payment of the organization costs to the Sponsor.

PATRIOT TRUST,

CANADIAN ENERGY INCOME TRUST, 2007 SERIES A

STATEMENT OF FINANCIAL CONDITION AS OF JULY 25, 2007

ASSETS

Investment in Securities—Sponsor’s Contracts to Purchase Underlying Securities Backed by Letter of Credit (cost $149,469) (Note 1)	$149,469
Cash	441

Total	$149,910

LIABILITIES AND INTEREST OF UNITHOLDERS

Reimbursement to Sponsor for Organization Costs (Note 2)	$441
Interest of Unitholders—Units of Fractional
Undivided Interest Outstanding (15,219 Units) (Note 3)	149,469

Total	$149,910

Net Asset Value per Unit	$9.82

Notes to Statement of Financial Condition:

The preparation of financial statements in accordance with generally accepted accounting principles requires Trust management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

(1)	The Trust is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940. The objective of the Trust, sponsored by The GMS Group, LLC (the “Sponsor”), is to provide investors with the possibility of a high level of current dividend income. The secondary investment objective of the Trust is to provide investors with the possibility of capital appreciation. An irrevocable letter of credit issued by The Bank of New York in an amount of $200,000 has been deposited with the Trustee for the benefit of the Trust to cover the purchases of Securities. Aggregate cost to the Trust of the Securities listed in the Portfolio of Investments is determined by the Trustee on the basis set forth under “Public Offering—Offering Price” as of 4:00 p.m. on July 25, 2007. The Trust will terminate on July 27, 2010, or can be terminated earlier under certain circumstances as further described in the Prospectus.
(2)	A portion of the Public Offering Price consists of cash in an amount sufficient to reimburse the Sponsor for the per Unit portion of all or a part of the costs of establishing the Trust. These costs have been estimated at $2.90 per 100 Units for the Trust. A payment will be made as of the close of the initial public offering period to an account maintained by the Trustee from which the obligation of the investors to the Sponsor will be satisfied. To the extent that actual organization costs are less than the estimated amount, only the actual organization costs included in the Public Offering Price will be reimbursed to the Sponsor and deducted from the assets of the Trust.
(3)	The maximum Deferred Sales Charge of $24.00 per 100 Units (2.40% of the Initial Public Offering Price) will be paid in three monthly charges subsequent to the Initial Date of Deposit. If Units are redeemed prior to the last Deferred Sales Charge Payment Date, the remaining amount of the deferred sales charge applicable to such Units will be payable at the time of redemption. A Creation and Development Fee in the amount of $5.50 per 100 Units is payable by the Trust on behalf of the Holders out of the assets of the Trust as of the close of the initial offering period. This Creation and Development Fee may be more than 0.55% of the Public Offering Price due to fluctuations in the value of the Securities. If Units are redeemed prior to the close of the initial public offering period, the Creation and Development Fee will not be deducted from the proceeds.

PATRIOT TRUST,

CANADIAN ENERGY INCOME TRUST, 2007 SERIES A

PORTFOLIO OF INVESTMENTS

AS OF JULY 25, 2007

Portfolio No.	Number of Shares	Name of Issuer(1)	Ticker Symbol	Percentage of the Trust(2)	Market Value per Share	Cost of Securities to the Trust(3)
1	252	ARC Energy Trust*	AETUF	3.49%	$20.71	$5,219
2	277	Avenir Diversified Income Trust*	AVNDF	1.50	8.10	2,243
3	264	Baytex Energy Trust**	BTE	3.51	19.85	5,240
4	181	Bonavista Energy Trust*	BNPUF	3.52	29.08	5,264
5	135	Bonterra Energy Income Trust*	BNEUF	2.46	27.28	3,682
6	483	Builders Energy Services Trust*	BGYSF	3.00	9.28	4,482
7	760	Canetic Resources Trust**	CNE	8.02	15.78	11,993
8	271	Crescent Point Energy Trust*	CPGCF	3.50	19.33	5,238
9	640	Daylight Resources Trust*	DAYYF	4.00	9.33	5,974
10	114	Enerplus Resources Fund**	ERF	3.50	45.94	5,237
11	202	Epcor Power LP*	EPCPF	3.48	25.75	5,202
12	728	Fairborne Energy Trust*	FELNF	3.51	7.21	5,251
13	316	Focus Energy Trust*	FETUF	3.47	16.43	5,193
14	307	Freehold Royalty Trust*	FRHLF	2.95	14.36	4,407
15	405	Harvest Energy Trust**	HTE	8.03	29.62	11,996
16	994	NAL Oil & Gas Trust*	NOIGF	7.96	11.97	11,898
17	1,339	Paramount Energy Trust*	PMGYF	8.03	8.96	11,993
18	636	Peak Energy Services Trust*	PKGFF	2.01	4.72	3,003
19	161	Penn West Energy Trust**	PWE	3.51	32.63	5,253
20	458	Primary Energy Recycling - EIS*	PYGYF	1.98	6.45	2,954
21	591	PrimeWest Energy Trust**	PWI	8.03	20.30	11,997
22	439	Provident Energy Trust**	PVX	3.51	11.96	5,251
23	343	Superior Plus Income Fund*	SPIJF	3.53	15.36	5,269
24	595	Trilogy Energy Trust*	TETFF	3.50	8.79	5,230

				100.00%		$149,469

FOOTNOTES TO PORTFOLIO OF INVESTMENTS

(1)	All Securities are represented by contracts to purchase such Securities. Forward contracts to purchase the Securities were entered into on July 25, 2007. All such contracts are expected to be settled on or about the First Settlement Date of the Trust, which is expected to be July 31, 2007.
(2)	Based on the cost of the Securities to the Trust.
(3)	Evaluation of Securities by the Trustee was made on the basis of the closing sales price at the Evaluation Time on the day prior to the Initial Date of Deposit. The Sponsor’s Purchase Price is $150,306. The Sponsor had a loss on the Initial Date of Deposit of $837.
*	Listed on the Toronto Stock Exchange.
**	Listed on the New York Stock Exchange.

The accompanying notes form an integral part of the Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE UNITHOLDERS, SPONSOR AND TRUSTEE

PATRIOT TRUST, CANADIAN ENERGY INCOME TRUST, 2007 SERIES A

We have audited the accompanying Statement of Financial Condition of Patriot Trust, Canadian Energy Income Trust, 2007 Series A, including the Portfolio of Investments, as of July 25, 2007. This financial statement is the responsibility of the Trust’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation with The Bank of New York, Trustee, of an irrevocable letter of credit deposited for the purchase of securities, as shown in the financial statement as of July 25, 2007. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Patriot Trust, Canadian Energy Income Trust, 2007 Series A, at July 25, 2007, in conformity with U.S. generally accepted accounting principles.

ERNST & YOUNG LLP

Philadelphia, Pennsylvania

July 26, 2007

PATRIOT TRUST,

CANADIAN ENERGY INCOME TRUST, 2007 SERIES A

PROSPECTUS PART B

PART B OF THIS PROSPECTUS MAY NOT BE

DISTRIBUTED UNLESS ACCOMPANIED BY

PART A

THE TRUST

ORGANIZATION.    Patriot Trust, Canadian Energy Income Trust, 2007 Series A consists of a “unit investment trust” designated as set forth in Part A. The Trust was created under the laws of the State of New York pursuant to the Trust Indenture and Agreement and related Reference Trust Agreement (collectively, the “Trust Agreement”), dated the Initial Date of Deposit, among The GMS Group, LLC, as Sponsor and The Bank of New York, as Trustee.

On the Initial Date of Deposit, the Sponsor deposited with the Trustee shares of stocks of Canadian energy income trusts (“Canadian Energy Trusts”), including funds and delivery statements relating to contracts for the purchase of certain such securities (collectively, the “Securities”), with an aggregate value as set forth in Part A, and cash or an irrevocable letter of credit issued by a major commercial bank in the amount required for such purchases. Thereafter the Trustee, in exchange for the Securities so deposited, has registered on the registration books of the Trust evidence of the Sponsor’s ownership of all Units of the Trust. The Sponsor has a limited right to substitute other securities in the Trust’s portfolio in the event of a failed contract. See “The Trust—Substitution of Securities.” The Sponsor may also, in certain very limited circumstances, direct the Trustee to dispose of certain Securities if the Sponsor believes that, because of market or credit conditions, or for certain other reasons, retention of the Security would be detrimental to Unitholders. See “Trust Administration—Portfolio Supervision.”

As of the Initial Date of Deposit, a “Unit” represents an undivided fractional interest in the Securities and cash of the Trust as is set forth in the “Summary of Essential Information.” As additional Units are issued by the Trust as a result of the deposit of Additional Securities, as described below, the aggregate value of the Securities in the Trust will be increased and the fractional undivided interest in the Trust represented by each Unit will be decreased. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest or pro rata share in the Trust represented by each unredeemed Unit will increase, although the actual interest in the Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor, or until the termination of the Trust Agreement.

DEPOSIT OF ADDITIONAL SECURITIES.    With the deposit of the Securities in the Trust on the Initial Date of Deposit, the Sponsor established a proportionate relationship among the initial aggregate value of specified Securities in the Trust. Subsequent to the Initial Date of Deposit, the Sponsor may deposit additional Securities in the Trust that are identical to the Securities already deposited in the Trust (“Additional Securities”), contracts to purchase Additional Securities or cash (or a bank letter of credit in lieu of cash) with instructions to purchase Additional Securities, in order to create additional Units, maintaining to the extent practicable the original proportionate relationship among the number of shares of each stock in the Trust’s portfolio on the Initial Date of Deposit. These additional Units, which will result in an increase in the number of Units outstanding, will each represent, to the extent practicable, an undivided interest in the same number and type of securities of identical issuers as are represented by Units issued on the Initial Date of Deposit. It may not be possible to maintain the exact original proportionate relationship among the Securities deposited on the Initial Date of Deposit because of, among other reasons, purchase requirements, changes in prices or unavailability of Securities. The composition of the Trust’s portfolio may change slightly based on certain adjustments made to reflect the disposition of Securities and/or the receipt of a stock dividend, a stock split or other distribution with respect to such Securities, including Securities received in exchange for shares or the reinvestment of the proceeds distributed to Unitholders. Substitute Securities may only be acquired under specified conditions when Securities originally deposited in the Trust are unavailable. (See “The Trust—Substitution of Securities” below.)

OBJECTIVES.    The Trust seeks to provide investors with the possibility of a high level of current dividend income which is eligible for the reduced federal tax rate of 15% under current tax law. The secondary objective of the Trust is capital appreciation. The Trust seeks to achieve these objectives by investing primarily in a portfolio of stocks of Canadian Energy Trusts. As used herein, the term “Securities” means the stocks initially deposited in the Trust and described in the “Portfolio of Investments” in Part A and any additional stocks acquired and held by the Trust pursuant to the provisions of the Indenture. All of the Securities in the Trust are listed on the Toronto Stock Exchange or the New York Stock Exchange.

The Trust will terminate in approximately three years, at which time investors may choose to either receive the distributions in kind (if they own at least 2,500 Units), in cash or reinvest in a subsequent series of the Patriot Trust (if offered) at a reduced sales charge. The Trust is intended to be an investment that should be held by investors for its full term and not be used as a trading vehicle. Since the Sponsor may deposit Additional Securities in connection with the sale of additional Units, the yields on these Securities may change subsequent to the Initial Date of Deposit. Further, the Securities may appreciate or depreciate in value, dependent upon the full range of economic and market influences affecting corporate profitability, the financial condition of issuers and the prices of equity securities in general and the Securities in particular. Therefore, there is no guarantee that the objectives of the Trust will be achieved.

PORTFOLIO SELECTION.    The securities that comprise the Trust are selected utilizing a research driven investment process and a disciplined criteria that considers a consensus of analysts’ opinions, historic stability of dividend payments and potential for capital appreciation. This research driven consensus process utilizes the views and forecasts of many research specialists in contrast to dependency on the opinion of a specific expert, authority or analyst. In order for a security to be considered for selection by the Sponsor for inclusion in the Trust, at the time of selection, 75% of the analysts known to cover the security must have the equivalent of a “buy,” “hold” or “market perform” rating on the security.

THE SECURITIES.    The Trust invests its assets in a portfolio of twenty-four Canadian income trusts. While Canadian income trusts focus their investments on a variety of different industries, the income trusts included in the Trust have principal businesses related to the energy industry, and more specifically, most have a direct or indirect interest in oil and gas properties. Income trusts whose principal businesses are related to the production of oil and gas are often referred to as “royalty trusts.” Canadian income trusts were created in an effort to distribute income to investors in a tax-efficient manner. Canadian income trusts generally pay a majority of their earnings in the form of dividends. To the extent that distributions made by Canadian income trusts may be classified as “qualified dividends,” such dividends are eligible for the reduced federal tax rate of 15% if certain holding periods are met.

The Trust contains Canadian Energy Trusts listed under “Portfolio of Investments” herein. Canadian Energy Trusts generally own equity and debt of an underlying entity that is engaged in the production and development of oil and gas or other energy-related assets. Canadian Energy Trusts derive their cash flow from the revenues generated by operating assets that produce crude oil, natural gas and natural gas liquids and, in some cases, third party fees from operating infrastructure such as natural gas processing plants. Unlike U.S. energy trusts, Canadian Energy Trusts are active operating companies. Canadian Energy Trusts can issue new stock or debt in order to fund acquisitions as well as expand their reserve lives.

The Trustee has not participated and will not participate in the selection of Securities for the Trust, and neither the Sponsor nor the Trustee will be liable in any way for any default, failure or defect in any Securities.

The contracts to purchase Securities deposited initially in the Trust are expected to settle in three business days, in the ordinary manner for such Securities. Settlement of the contracts for Securities is thus expected to take place prior to the settlement of purchase of Units on the Initial Date of Deposit.

SUBSTITUTION OF SECURITIES.    In the event of a failure to deliver any Security that has been purchased for the Trust under a contract (“Failed Securities”), the Sponsor is authorized under the Trust Agreement to direct the Trustee to acquire other securities (“Substitute Securities”) to make up the original corpus of the Trust.

The Substitute Securities must be purchased within 20 days after the delivery of the notice of the failed contract. Where the Sponsor purchases Substitute Securities in order to replace Failed Securities, the purchase price may not exceed the purchase price of the Failed Securities and the Substitute Securities must be identical issuers of the Securities originally contracted for and not delivered. Such selection may include or be limited to Securities previously included in the portfolio of the Trust. No assurance can be given that the Trust will retain its present size and composition for any length of time.

Whenever a Substitute Security has been acquired for the Trust, the Trustee shall, within five days thereafter, notify all Unitholders of the acquisition of the Substitute Security and the Trustee shall, on the next Distribution Date which is more than 30 days thereafter, make a pro rata distribution of the amount, if any, by which the cost to the Trust of the Failed Security exceeded the cost of the Substitute Security.

In the event no substitution is made, the proceeds of the sale of Securities will be distributed to Unitholders as set forth under “Rights of Unitholders—Distributions.” In addition, if the right of substitution shall not be utilized to acquire Substitute Securities in the event of a failed contract, the Sponsor will cause to be refunded the sales charge attributable to such Failed Securities to all Unitholders, and distribute the principal and dividends, if any, attributable to such Failed Securities on the next Distribution Date.

RISK CONSIDERATIONS

COMMON STOCK.    Since the Trust contains common stocks of Canadian Energy Trusts, an investment in Units of the Trust should be made with an understanding of the risks inherent in any investment in common stocks, including the risk that the financial condition of the issuers of the Securities may become impaired or that the general condition of the stock market may worsen.

Additional risks include those associated with the right to receive payments from the issuer which is generally inferior to the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer. Holders of common stocks have a right to receive dividends only when, if, and in the amounts declared by the issuer’s board of directors and to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. By contrast, holders of preferred stocks usually have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, normally on a cumulative basis. Dividends on cumulative preferred stock must be paid before any dividends are paid on common stock and any cumulative preferred stock dividend which has been omitted is added to future dividends payable to the holders of such cumulative preferred stock. Preferred stocks are also usually entitled to rights on liquidation which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks.

Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities which typically have a stated principal amount payable at maturity (which value will be subject to market fluctuations prior thereto), common stocks have neither a fixed principal amount nor a maturity and have values which are subject to market fluctuations for as long as the common stocks remain outstanding. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The value of the common stocks in the Trust thus may be expected to fluctuate over the life of the Trust to values higher or lower than those prevailing on the Initial Date of Deposit.

CANADIAN INCOME TRUST RISK.    Investments in Canadian income trusts are generally equity investments and therefore are subject to the risks of investing in equity securities. Canadian income trusts often have limited operating histories, and may be less financially stable than companies that have been in existence for longer periods of time. The value of Canadian income trusts may be impacted by changes in interest rates, exchange rates, and commodity prices (which will vary and are determined by supply and demand factors). Canadian income trusts are also subject to the risk that potential growth may be limited because revenue is passed on to unitholders instead of being reinvested in the business. In addition, a unitholder of a Canadian income trust may not be afforded the same statutory rights typically associated with ownership of shares in a corporation, since many Canadian income trusts include provisions in their charter documents that limit their liability to their unitholders.

Tax Changes and Recharacterizations. The current Canadian tax treatment of certain income trusts that allows income to flow through to investors and be taxed only at the individual level could be challenged under existing Canadian tax laws, or such tax laws could change. Conversely, there may be risk of recharacterizations of such flow-through treatment for U.S. tax purposes. On October 31, 2006, the Canadian Minister of Finance announced that the Canadian government will propose the introduction of a tax on distributions paid by income trusts, presumably including the Canadian Energy Trusts included in the Trust’s portfolio. For income trusts that become publicly traded after October 31, 2006, the proposed distribution tax will apply in 2007. For already existing income trusts, such as the Canadian Energy Trusts in the Trust’s portfolio, the proposed distribution tax will apply in 2011. The proposed distribution tax could have a material impact on the current market value of all income trusts, and consequently, could impact the value of the Trust’s Units. Furthermore, the Canadian government’s proposals could result in adverse tax consequences to investors of an income trust prior to January 1, 2011, if such trust experiences an expansion beyond “normal growth” as that term is defined in guidelines issued by the Canadian Department of Finance.

ENERGY INDUSTRY RISK.    The Trust is concentrated in securities of companies in the energy industry. These companies are particularly subject to risks that are inherent to the utility industry, including:

•	difficulty in obtaining an adequate return on invested capital,

•	difficulty in financing large construction programs during an inflationary period,

•	restrictions on operations and increased cost and delays attributable to environmental considerations and regulations,

•	increased costs and reduced availability of certain types of fuel,

•	occasional reduced availability and high costs of natural gas for resales,

•	the effects of energy conservation, and

•

the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes.

Energy companies may be considered to be concentrated in common stocks of companies engaged in refining and marketing oil and related products. The factors which will most likely affect the industry include:

•	the price and availability of oil from the Middle East, which may be impacted by international politics, including the war in Iraq and hostilities in the Middle East and terrorist attacks,

•	the success of exploration projects,

•	clean-up and litigation costs relating to oil spills and environmental damage,

•	natural disasters such as the recent hurricanes in the Gulf of Mexico,

•	changes in federal, state and local environmental laws, and

•	declines in U.S. or Russian production of crude oil resulting in greater world dependence on oil from Organization of Petroleum Exporting Countries (“OPEC”) which may result in volatile oil prices.

Factors which the Sponsor believes may increase the profitability of oil and petroleum operations include increasing demand for oil and petroleum products as a result of the continued increases in annual miles driven and the improvement in refinery operating margins caused by increases in average domestic refinery utilization rates. The existence of surplus crude oil production capacity and the willingness to adjust production levels are the two principal requirements for stable crude oil markets. Without excess capacity, supply disruptions in some countries cannot be compensated for by others.

GEOGRAPHIC CONCENTRATION (CANADIAN) RISK.    The Trust is subject to geographic concentration risk. The Trust will invest substantially all of its assets in the securities of companies located in Canada and therefore will be impacted by events and conditions impacting Canada to a greater extent than a trust that does not focus its investments in Canada. For example, political and economic conditions and changes in regulatory, tax, or economic policy in Canada or its surrounding regions could significantly affect the market in that country and in surrounding or related countries.

Since Canada’s economy is closely linked to that of the U.S. economy, investing in Canadian securities entails many of the same risks of investing in U.S. securities. A downturn in the U.S. economy could negatively impact the Canadian economy as well, since the U.S. is Canada’s largest trading partner and foreign investor. Canada is a major producer of forest products, metals, agricultural products and energy-related products, such as oil, gas and hydroelectricity. The Canadian economy is dependent on the demand for, and supply and price of, natural resources, and the Canadian market is relatively concentrated in the production and distribution of natural resources. In addition, regulatory and tax developments in Canada could impact the U.S. tax treatment of units of the Canadian Energy Trusts and, consequently, the Trust’s Units.

FOREIGN SECURITIES.    The Trust will hold Securities of non-U.S. issuers. Investing in securities of foreign entities and securities denominated in foreign currencies involves certain risks not involved in domestic investments, including, but not limited to:

•	fluctuations in foreign exchange rates,

•	future foreign political and economic developments, and

•	different legal systems and possible imposition of exchange controls or other foreign government laws or restrictions.

Securities prices in different countries are subject to different economic, financial, political and social factors. Since the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of such securities and the unrealized appreciation or depreciation of investments. Currencies of certain countries may by volatile and therefore may affect the value of securities denominated in such currencies. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgement, political or social instability or diplomatic developments that could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain foreign investments may also be subject to foreign withholding taxes. In addition, brokerage and other transaction costs on foreign securities exchanges are often higher than in the U.S. and there is generally less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries. Finally, accounting, auditing and financial reporting standards in foreign countries are not necessarily equivalent to U.S. standards and therefore disclosure of certain material information may not be made.

Exchange Rate Fluctuation. In recent years, foreign exchange rates have fluctuated sharply. Income from those Canadian Energy Trusts which trade on the Toronto Stock Exchange, as well as the trade value of the Securities themselves, would be payable in Canadian dollars. However, the Trust will compute its income in United States dollars, and the computation of income will be made on the date of its receipt by the Trust at the exchange rate in effect on that date. Therefore, if the value of the Canadian dollar falls relative to the United States dollar between receipt of the income and the making of Trust distributions, the risk of such decline will be borne by Unitholders. In addition, the cost of converting Canadian dollars to United States dollars would also reduce the return to the Unitholder.

SMALLER CAPITALIZATION COMPANIES.    The Trust includes stocks issued by smaller capitalization companies which may involve greater risk than investing in larger capitalization companies, since they can be subject to more abrupt or erratic price movements. Smaller capitalization companies may have had their securities publicly traded, if at all, for only a short period of time and may not have had the opportunity to establish a reliable trading pattern through economic cycles. The price volatility of smaller capitalization companies is relatively higher than larger, older and more mature companies. The greater price volatility of smaller capitalization companies may result from the fact that there may be less market liquidity, less information publicly available or fewer investors who monitor the activities of these companies. In addition, the market prices of these securities may exhibit more sensitivity to changes in industry or general economic conditions. Some smaller capitalization companies will not have been in existence long enough to experience economic cycles or to demonstrate whether they are sufficiently well managed to survive downturns or inflationary periods.

FIXED PORTFOLIO.    The value of the Units will fluctuate depending on all of the factors that have an impact on the economy and the equity markets. These factors similarly impact the ability of an issuer to distribute dividends. Unlike a managed investment company in which there may be frequent changes in the portfolio of securities based upon economic, financial and market analyses, securities of a unit investment trust, such as the Trust, are not subject to such frequent changes based upon continuous analysis. All the Securities in the Trust are liquidated or distributed during the Liquidation Period. Since the Trust will not sell Securities in response to ordinary market fluctuation, but only at the Trust’s termination or upon the occurrence of certain events (see “Trust Administration—Portfolio Supervision”), the amount realized upon the sale of the Securities may not be the highest price attained by an individual Security during the life of the Trust.

Some of the Securities in the Trust may also be owned by other clients of the Sponsor and its affiliates. However, because these clients may have differing investment objectives, the Sponsor may sell certain Securities from those accounts in instances where a sale by the Trust would be impermissible, such as to maximize return by taking advantage of market fluctuations. Investors should consult with their own financial advisers prior to investing in the Trust to determine its suitability. (See “Trust Administration—Portfolio Supervision”.)

ADDITIONAL SECURITIES.    Investors should be aware that in connection with the creation of additional Units subsequent to the Initial Date of Deposit, the Sponsor will deposit Additional Securities, contracts to purchase Additional Securities or cash (or letter of credit in lieu of cash) with instructions to purchase Additional Securities, in each instance maintaining the original proportionate relationship, subject to adjustment under certain circumstances, of the numbers of shares of each Security in the Trust. To the extent the price of a Security increases or decreases between the time cash is deposited with instructions to purchase the Security and the time the cash is used to purchase the Security, Units may represent less or more of that Security and more or less of the other Securities in the Trust. In addition, brokerage fees (if any) incurred in purchasing Securities with cash deposited with instructions to purchase the Securities will be an expense of the Trust.

Price fluctuations between the time of deposit and the time the Securities are purchased, and payment of brokerage fees, will affect the value of every Unitholder’s Units and the Income per Unit received by the Trust. In particular, Unitholders who purchase Units during the initial offering period would experience a dilution of their investment as a result of any brokerage fees paid by the Trust during subsequent deposits of Additional Securities purchased with cash deposited. In order to minimize these effects, the Trust will try to purchase Securities as near as possible to the Evaluation Time or at prices as close as possible to the prices used to evaluate Trust Units at the Evaluation Time.

In addition, subsequent deposits to create additional Units will not be fully covered by the deposit of a bank letter of credit. In the event that the Sponsor does not deliver cash in consideration for the additional Units delivered, the Trust may be unable to satisfy its contracts to purchase the Additional Securities without the Trustee selling underlying Securities. Therefore, to the extent that the subsequent deposits are not covered by a bank letter of credit, the failure of the Sponsor to deliver cash to the Trust, or any delays in the Trust receiving such cash, would have significant adverse consequences for the Trust.

LEGISLATION.    At any time after the Initial Date of Deposit, legislation may be enacted affecting the Securities in the Trust or the issuers of the Securities. Changing approaches to regulation, particularly with respect to the environment or with respect to the petroleum industry, may have a negative impact on certain of the Securities included in the Trust. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Trust or will not impair the ability of the issuers of the Securities to achieve their business goals.

LEGAL PROCEEDINGS AND LITIGATION.    At any time after the Initial Date of Deposit, legal proceedings may be initiated on various grounds, or legislation may be enacted, with respect to the Securities in the Trust or to matters involving the business of the issuers of the Securities. There can be no assurance that future legal proceedings or legislation will not have a material adverse impact on the Trust or will not impair the ability of the issuers of the Securities to achieve their business and investment goals.

GENERALLY.    There is no assurance that any dividends will be declared or paid in the future on the Securities. Investors should be aware that there is no assurance that the Trust’s objectives will be achieved.

PUBLIC OFFERING

OFFERING PRICE.    In calculating the Public Offering Price, the aggregate value of the Securities is determined in good faith by the Trustee on each “Business Day” as defined in the Indenture in the following manner: because the Securities are listed on a national securities exchange, this evaluation is based on the closing sales prices on that exchange as of the Evaluation Time (unless the Trustee deems these prices inappropriate as a basis for valuation). If the Trustee deems these prices inappropriate as a basis for evaluation, the Trustee shall use any of the following methods, or a combination thereof, which it deems appropriate: (a) on the basis of current offering prices for such Securities as obtained from investment dealers or brokers who customarily deal in comparable securities, (b) if offering prices are not available for any such Securities, on the basis of current offering prices for comparable securities, (c) by appraising the value of the Securities on the offering side of the market or by such other appraisal deemed appropriate by the Trustee or (d) by any combination of the above, each as of the Evaluation Time.

The sales charge you will pay has both an initial and deferred component. The initial sales charge is computed by deducting the Deferred Sales Charge from the aggregate sales charge of 3.90%. The initial sales charge on the Initial Date of Deposit is 1.50% of the Public Offering Price. Subsequent to the Initial Date of Deposit, the amount of the initial sales charge will vary with changes in the aggregate value of the Securities of the Trust, but in no event will the combined initial and deferred sales charges exceed 3.90% of your initial investment. The initial sales charge is deducted from the purchase price of a Unit at the time of purchase and paid to the Sponsor. In addition, the sales charge consists of a Deferred Sales Charge of $24.00 per 100 Units (2.40% of the Initial Public Offering Price). The Deferred Sales Charge will be paid through three monthly deductions from the Principal Account of the Trust of $0.80 on each of the Monthly Deferred Sales Charge Payment Dates as set forth in the Summary of Essential Information in Part A (the “Monthly Charge”). If the amount available in the Principal Account of the Trust is insufficient to pay the Monthly Charge, the Trustee shall sell Securities selected by the Sponsor sufficient to pay such amounts. If the Public Offering Price paid by an investor exceeds $10.00 per Unit, the Deferred Sales Charge will be less than 2.40%; if the Public Offering Price paid by an investor is less than $10.00 per Unit, the Deferred Sales Charge will exceed 2.40%. To the extent the entire Deferred Sales Charge has not been so deducted at the time of repurchase or redemption of the Units, any unpaid amount will be deducted from the proceeds or in calculating an in kind distribution. However, any remaining Deferred Sales Charge will be refunded by the Sponsor when Units of any Patriot Trust held at the time of the death (including the death of a single joint tenant with rights of survivorship) or disability (as defined in the Internal Revenue Code of 1986, as amended) of a Unitholder are repurchased or redeemed. The Sponsor may require receipt of satisfactory proof of the death or disability before releasing the portion of the proceeds representing the amount waived. Units purchased pursuant to the Reinvestment Plan are subject only to any remaining Deferred Sales Charge deductions (see “Reinvestment Plan”).

In the secondary market and if Units are available, investors will pay only a one-time sales charge of 3.90% of the Public Offering Price (equivalent to 4.06% of the net amount invested in the Securities).

VOLUME AND OTHER DISCOUNTS.    Units are available at a volume discount from the Public Offering Price during the initial public offering based upon the dollar amount of Units purchased. This volume discount will result in a reduction of the total sales charge, including the Creation and Development Fee, applicable to such purchases. The approximate reduced sales charge on the Public Offering Price applicable to such purchases and the dealer concession are as follows:

AMOUNT OF PURCHASE*	APPROXIMATE REDUCED SALES CHARGE**	DEALER CONCESSION
$100,000 but less than $250,000	3.95%	2.75%
$250,000 but less than $500,000	3.50%	2.25%
$500,000 but less than $1,000,000	3.00%	2.00%
$1,000,000 or greater	2.00%	1.25%

*	The volume discount is also applied on a per Unit basis utilizing a breakpoint equivalent in the above table of one Unit per $10, etc. For example, the purchase of either Units with a value of $100,000 or 10,000 Units would be entitled to the reduced sales charge of 3.95% even if at the time of purchase the value of 10,000 Units was less than $100,000.

**	Including the Creation and Development Fee.

These discounts will apply to all purchases of Units by the same purchaser during the initial public offering period. Units purchased by the same purchaser in separate transactions during the initial public offering period will be aggregated for purposes of determining if such purchaser is entitled to a discount provided that such purchaser owns at least the required dollar amount of Units at the time such determination is made. Units held in the name of the spouse of the purchaser or in the name of a child of the purchaser under 21 years of age are deemed for the purposes hereof to be registered in the name of the purchaser. The discount is also applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account.

Employees (and their immediate families) of The GMS Group, LLC (and its affiliates), and of the special counsel to the Sponsor, may, pursuant to employee benefit arrangements, purchase Units of the Trust at a price equal to the aggregate value of the underlying securities in the Trust during the initial offering period, divided by the number of Units outstanding (without a sales charge). Such arrangements result in less selling effort and fewer selling expenses than sales to employee groups of other companies. Resales or transfers of Units purchased under the employee benefit arrangements may only be made through the Sponsor’s secondary market, so long as it is being maintained, and not through other broker-dealers.

Investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who, in each case, either charge periodic fees for financial planning, investment advisory or asset management service, or provide such services in connection with the establishment of an investment account for which a comprehensive “wrap fee” charge is imposed may purchase Units in the primary market subject only to the Creation and Development Fee (see “Public Offering Price-Creation and Development Fee”) or in the secondary market at the Public Offering Price less the concession the Sponsor typically allows brokers and dealers for purchases (see “Public Offering Price—Distribution of Units”). Units may also be purchased in the primary or secondary market at the Public Offering Price less the concession the Sponsor typically allows to brokers and dealers for purchases by (1) bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, (2) any person who, for at least 90 days, has been an officer, director or bona fide employee of any firm offering Units for sale to investors or their immediate family members (as described above) and (3) officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates. Notwithstanding anything to the contrary in this Prospectus, such investors, bank trust departments, firm employees and bank holding company officers and directors who purchase Units through this program will not receive the volume discount.

DISTRIBUTION OF UNITS.    During the initial offering period and thereafter, to the extent additional Units continue to be offered by means of this Prospectus, Units will be distributed by the Sponsor and dealers at the Public Offering Price. The initial offering period is thirty days after each deposit of Securities in the Trust and the Sponsor may extend the initial offering period for successive thirty-day periods. The Sponsor intends to qualify the Units for sale in 35 States. It is the Sponsor’s intention to qualify Units of the Trust for sale through dealers who are members of the NASD. The Sponsor will sell Units of the Trust to dealers at the regular Public Offering Price per Unit less a concession of 3.00%, subject to the volume discount described under “Public Offering—Volume and Other Discounts.” In addition, eligible dealer firms who sell Units of the Trust during the initial offering period in the dollar amounts shown below will be entitled to the following additional sales concessions as a percentage of the Public Offering Price: 0.10% for sales of $1 million but less than $5 million; 0.15% for sales of $5 million but less than $10 million; and 0.20% for sales of $10 million or more.

The Sponsor in its discretion may from time to time, pursuant to objective criteria established by the Sponsor, pay fees to qualifying brokers, dealers, banks and/or others for certain services or activities which are primarily intended to result in sales of Units of this Trust or other series of the Patriot Trust. Such payments are made by the Sponsor out of its own assets and not out of the assets of the Trust. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, but are not limited to, the level or type of services provided by the intermediary, the level or expected level of sales of units of series of the Patriot Trust by the intermediary or its agents, the placing of series of the Patriot Trust on a preferred or recommended product list, access to an intermediary’s personnel, and other factors. The Sponsor makes these payments for marketing, promotional or related expenses, including, but not limited to, expenses of entertaining retail customers and financial advisers, advertising, sponsorship of events or seminars, obtaining information about the breakdown of unit sales among an intermediary’s representatives or offices, obtaining shelf space in broker-dealer firms and similar activities designed to promote the sale of the Sponsor’s products. The Sponsor may make such payments to many intermediaries that sell the Sponsor’s products. The Sponsor may also make certain payments to, or on behalf of, intermediaries to defray a portion of their costs incurred for the purpose of facilitating unit sales. Payments of such additional compensation, some of which may be characterized as “revenue sharing,” may create an incentive for financial intermediaries and their agents to sell or recommend a Sponsor product, including the Trust, over products offered by other sponsors or fund companies. These arrangements will not change the price Unitholders pay for his or her Units or the amount that the Trust will receive from the Units sold.

SPONSOR’S PROFITS.    The Sponsor will receive a combined gross underwriting commission equal to up to 3.90% of the Initial Public Offering Price per 100 Units (equivalent to 4.06% of the net amount invested in the Securities). Additionally, the Sponsor may realize a profit on the deposit of the Securities in the Trust representing the difference between the cost of the Securities to the Sponsor and the cost of the Securities to the Trust. (See “Portfolio of Investments.”) All or a portion of the Securities initially deposited in the Trust may have been acquired through the Sponsor.

During the initial offering period and thereafter, to the extent additional Units continue to be offered by means of this Prospectus, the Sponsor may also realize profits or sustain losses as a result of fluctuations after the Initial Date of Deposit in the aggregate value of the Securities and hence in the Public Offering Price received by the Sponsor for the Units. Cash, if any, made available to the Sponsor prior to settlement date for the purchase of Units may be used in the Sponsor’s business subject to the limitations of 17 CFR 240.15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsor.

Both upon acquisition of Securities and termination of the Trust, the Trustee may utilize the services of the Sponsor for the purchase or sale of all or a portion of the Securities in the Trust. The Sponsor may receive brokerage commissions from the Trust in connection with such purchases and sales in accordance with applicable law.

In maintaining a market for the Units (see “Sponsor’s Repurchase”) the Sponsor will realize profits or sustain losses in the amount of any difference between the price at which it buys Units and the price at which it resells such Units.

CREATION AND DEVELOPMENT FEE.    The Sponsor will receive a creation and development fee of $5.50 per 100 Units (the “Creation and Development Fee”) and will be payable from the assets of the Trust as of the close of the initial public offering period. This fee, which has historically been included in the gross sales fee, compensates the Sponsor for the creation and development of the Trust, including the determination of the Trust’s objectives and policies and portfolio composition and size, and selection of service providers and information services. No portion of the Creation and Development Fee is applied to the payment of distribution expenses or as compensation for sales efforts. Upon repurchase, redemption or exchange of Units before the close of the initial public offering period, the Creation and Development Fee will not be deducted from the proceeds.

RIGHTS OF UNITHOLDERS

BOOK-ENTRY UNITS.    Ownership of Units of the Trust will not be evidenced by certificates. All evidence of ownership of the Units will be recorded in book-entry form at The Depository Trust Company (“DTC”) through an investor’s brokerage account. Units held through DTC will be deposited by the Sponsor with DTC in the Sponsor’s DTC account and registered in the nominee name CEDE & COMPANY. Individual purchases of beneficial ownership interest in the Trust will be made in book-entry form through DTC. Ownership and transfer of Units will be evidenced and accomplished directly and indirectly only by book-entries made by DTC and its participants. DTC will record ownership and transfer of the Units among DTC participants and forward all notices and credit all payments received in respect of the Units held by the DTC participants. Beneficial owners of Units will receive written confirmation of their purchases and sales from the broker-dealer or bank from whom their purchase was made. Units are transferable by making a written request properly accompanied by a written instrument or instruments of transfer which should be sent by registered or certified mail for the protection of the Unitholder. Holders must sign such written request exactly as their names appear on the records of the Trust. Such signatures must be guaranteed by a commercial bank or trust company, savings and loan association or by a member firm of a national securities exchange.

DISTRIBUTIONS.    Dividends received by the Trust are credited by the Trustee to an Income Account for the Trust. Other receipts, including the proceeds of Securities disposed of, are credited to a Principal Account for the Trust.

Distributions to each Unitholder from the Income Account are computed as of the close of business on each Record Date for the following Distribution Date and consist of an amount substantially equal to such Unitholder’s pro rata share of the income credited to the Income Account, less expenses. Distributions from the Principal Account of the Trust (other than amounts representing failed contracts, as previously discussed) will be computed as of each Record Date, and will be made to the Unitholders of the Trust on or shortly after the Distribution Date. Proceeds representing principal received from the disposition of any of the Securities between a Record Date and a Distribution Date which are not used for redemptions of Units will be held in the Principal Account and not distributed until the next Distribution Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date after such purchase.

As of each Record Date, the Trustee will deduct from the Income Account of the Trust, and, to the extent funds are not sufficient therein, from the Principal Account of the Trust, amounts necessary to pay the expenses of the Trust (as determined on the basis set forth under “Trust Expenses and Charges”). The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any applicable taxes or other governmental charges that may be payable by the Trust. Amounts so withdrawn shall not be considered a part of such Trust’s assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Income and Principal Accounts such amounts as may be necessary to cover redemptions of Units by the Trustee. Distributions of amounts necessary to pay the Deferred Sales Charge will be made from the Principal Account to the extent of the Monthly Charge of $.80 per 100 Units for all Unitholders to an account maintained by the Trustee for purposes of satisfying investors’ sales charge obligations.

The dividend distribution per 100 Units, if any, cannot be anticipated and may be paid as Securities are redeemed, exchanged or sold, or as expenses of the Trust fluctuate. No distribution need be made from the Income Account or the Principal Account unless the balance therein is an amount sufficient to distribute $1.00 per 100 Units.

RECORDS.    The Trustee shall furnish Unitholders in connection with each distribution a statement of the amount being distributed from the Income and Principal Account, respectively, expressed in each case as a dollar amount per 100 Units. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unitholder of record a statement showing (a) as to the Income Account: dividends, interest and other cash amounts received, amounts paid for purchases of Substitute Securities and redemptions of Units, if any, deductions for the Deferred Sales Charge, applicable taxes and fees and expenses of the Trust, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each 100 Units outstanding on the last business day of such calendar year; (b) as to the Principal Account: the Securities disposed of and the net proceeds received therefrom, deductions for payment of disposition of any Securities and the net proceeds received therefrom, deductions for the Deferred Sales Charge, payments of applicable taxes and fees and expenses of the Trust, amounts paid for purchases of Substitute Securities and redemptions of Units, if any, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each 100 Units outstanding on the last business day of such calendar year; (c) a list of the Securities held, a list of Securities purchased, sold or otherwise disposed of during the calendar year and the number of Units outstanding on the last business day of such calendar year; (d) the Redemption Price per 100 Units based upon the last computation thereof made during such calendar year; and (e) amounts actually distributed to Unitholders during such calendar year from the Income and Principal Accounts, separately stated, of the Trust, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each 100 Units outstanding on the last business day of such calendar year.

The Trustee shall keep available for inspection by Unitholders at all reasonable times during usual business hours books of record and accounts of its transactions as Trustee, including records of the names and addresses of Unitholders, Units held, a current list of Securities in the portfolio and a copy of the Trust Agreement.

LIQUIDITY

SPONSOR REPURCHASE.    Unitholders who wish to dispose of their Units should inquire of the Sponsor as to current market prices prior to making a tender for redemption. The aggregate value of the Securities will be determined by the Trustee on a daily basis and computed on the basis set forth under “Trustee Redemption.” The Sponsor does not guarantee the enforceability, marketability or price of any Securities in the Portfolio or of the Units. The Sponsor may discontinue the purchase of repurchase requests if the supply of Units exceeds demand, or for other business reasons. The date of repurchase is deemed to be the date on which repurchase requests are received in proper form by The GMS Group, LLC, 5N Regent Street, Suite 513, Livingston, New Jersey 07039, except for repurchase requests received after 4:00 p.m. Eastern Time, when Units will be deemed to have been repurchased on the next business day. In the event a market is not maintained for the Units, a Unitholder may be able to dispose of Units only by tendering them to the Trustee for redemption.

Units purchased by the Sponsor in the secondary market may be reoffered for sale by the Sponsor at a price based on the aggregate value of the Securities in the Trust plus a one time sales charge of 3.90% and any remaining Deferred

Sales Charge plus a pro rata portion of amounts, if any, in the Income and Principal Accounts. Any Units that are purchased by the Sponsor in the secondary market also may be redeemed by the Sponsor if it determines such redemption to be in its best interest.

The Sponsor may, under certain circumstances, as a service to Unitholders, elect to purchase any Units tendered to the Trustee for redemption. (See “Trustee Redemption”). Factors which the Sponsor will consider in making a determination will include the number of Units of all Trusts which it has in inventory, its estimate of the salability and the time required to sell such Units and general market conditions. For example, if in order to meet redemptions of Units the Trustee must dispose of Securities, and if such disposition cannot be made by the redemption date (three calendar days after tender), the Sponsor may elect to purchase such Units. Such purchase shall be made by payment to the Unitholder’s brokerage account not later than the close of business on the redemption date of an amount equal to the Redemption Price on the date of tender less any unpaid Deferred Sales Charge.

TRUSTEE REDEMPTION.    At any time prior to the Evaluation Time on the business day preceding the commencement of the Liquidation Period (approximately three years from the Initial Date of Deposit), or on the date of any earlier termination of the Trust, Units may also be tendered to the Trustee for redemption upon payment of any relevant tax by contacting the Sponsor, broker, dealer or financial institution holding such Units in street name. In certain instances, additional documents may be required, such as the Trust instrument, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian. At the present time there are no specific taxes related to the redemption of Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be canceled.

Within three business days following a tender for redemption, the Unitholder will be entitled to receive an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time set forth under “Summary of Essential Information” in Part A on the date of tender less any unpaid Deferred Sales Charge applicable to the redeeming Unitholder. The “date of tender” is deemed to be the date on which Units are received by the Trustee, except that with respect to Units received after the close of trading on the New York Stock Exchange (4:00 p.m. Eastern Time), the date of tender is the next day on which such Exchange is open for trading, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day.

The Redemption Price per Unit is the pro rata share of the Unit in the Trust determined by the Trustee on the basis of (i) the cash on hand in the Trust or moneys in the process of being collected (during the initial offering period a portion of the cash on hand includes an amount sufficient to pay the per Unit portion of all or a part of the costs incurred in organizing and offering the Trust; see “Trust Expenses and Charges”), (ii) the value of the Securities in the Trust as determined by the Trustee, less (a) amounts representing taxes or other governmental charges payable out of the Trust, (b) the accrued expenses of the Trust and (c) cash allocated for the distribution to Unitholders of record as of a Record Date prior to the evaluation being made. As of the close of the initial offering period the Redemption Price per 100 Units will be reduced to reflect the payment of the organization costs to the Sponsor. Therefore, the amount of the Redemption Price per 100 Units received by a Unitholder will include the portion representing organization costs only when such Units are tendered for redemption prior to the close of the initial offering period. Because the Securities are listed on a national securities exchange, the Trustee may determine the value of the Securities in the Trust based on the closing sale prices on that exchange. Unless the Trustee deems these prices inappropriate as a basis for evaluation, or if there are no closing purchase prices for the Securities, then the Trustee may utilize, at the Trust’s expense, an independent evaluation service or services to ascertain the value of the Securities. The independent evaluation service shall use any of the following methods, or a combination thereof, which it deems appropriate: (a) on the basis of current bid prices for such Securities as obtained from investment dealers or brokers who customarily deal in comparable securities, (b) if bid prices are not available for any such Securities, on the basis of current bid prices for comparable securities, (c) by appraising the value of the Securities on the bid side of the market or (d) by any combination of the above.

In connection with each redemption, the Sponsor will direct the Trustee to redeem Units in accordance with the procedures set forth in either (a) or (b) below.

(a) A Unitholder will receive his redemption proceeds in cash. Amounts paid on redemption allocable to the Unitholder’s interest in the Income Account shall be withdrawn from the Income Account, or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Securities in order to make funds available for redemptions. Such sales, if required, could result in a sale of Securities by the Trustee at a loss. To the extent Securities are sold, the size and diversity of the Trust will be reduced. The Securities to be sold will be selected by the Trustee in order to maintain, to the extent practicable, the proportionate relationship among the number of shares of each stock. Provision is made in the Indenture under which the Sponsor may, but need not, specify minimum amounts in which blocks of Securities are to be sold in order to obtain the best price for the Trust. While these minimum amounts may vary from time to time in accordance with market conditions, the Sponsor believes that the minimum amounts which would be specified would be approximately 100 shares for readily marketable Securities, subject to obtaining the Sponsor’s exception to that minimum.

Any Unitholder tendering 25,000 Units or more of the Trust for redemption may request by written notice submitted at the time of tender from the Trustee in lieu of a cash redemption a distribution of shares of Securities and cash in an amount and value equal to the Redemption Price Per Unit as determined as of the evaluation next following tender. To the extent possible, in kind distributions (“In Kind Distributions”) shall be made by the Trustee through the distribution of each of the Securities in book-entry form to the Unitholder’s broker-dealer account at DTC. An In Kind Distribution will be reduced by customary transfer and registration charges. The tendering Unitholder will receive his pro rata number of whole shares of each of the Securities comprising the Trust’s portfolio and cash from the Income and Principal Accounts equal to the balance of the Redemption Price to which the tendering Unitholder is entitled. A Unitholder who elects to receive In Kind Distributions may incur brokerage or other transaction costs in converting the Securities so distributed into cash subsequent to their receipt of the Securities from the Trust. If funds in the Principal Account are insufficient to cover the required cash distribution to the tendering Unitholder, the Trustee may sell Securities in the manner described above.

The Trustee is irrevocably authorized in its discretion, if the Sponsor does not elect to purchase a Unit tendered for redemption or if the Sponsor tenders a Unit for redemption, in lieu of redeeming such Unit, to sell such Unit in the over-the-counter market for the account of the tendering Unitholder at prices which will return to the Unitholder an amount in cash, net after deducting brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Price for such Unit. The Trustee will pay the net proceeds of any such sale to the Unitholder on the day he would otherwise be entitled to receive payment of the Redemption Price.

(b) The Trustee will redeem Units in kind by an In Kind Distribution to The Bank of New York as the Distribution Agent. A Unitholder will be able to receive in kind an amount per Unit equal to the Redemption

Price per Unit as determined as of the day of tender. In Kind Distributions to Unitholders will take the form of whole shares of the Securities. Cash will also be distributed by the Distribution Agent in lieu of fractional shares. The whole shares, fractional shares and cash distributed to the Distribution Agent will aggregate an amount equal to the Redemption Price per Unit.

Distributions in kind on redemption of Units shall be held by the Distribution Agent, whom each Unitholder shall be deemed to have designated as his agent upon purchase of a Unit, for the account, and for disposition in accordance with the instructions of, the tendering Unitholder as follows:

(i) The Distribution Agent shall sell the In Kind Distribution as of the close of business on the date of tender or as soon thereafter as possible and remit to the Unitholder not later than three business days thereafter the net proceeds of sale, after deducting brokerage commissions and transfer taxes, if any, on the sale unless the tendering Unitholder requests a distribution of the Securities as set forth in paragraph (ii) below. The Distribution Agent may sell the Securities through the Sponsor, and the Sponsor may charge brokerage commissions on those sales.

(ii) If the tendering Unitholder requests distribution in kind and tenders in excess of 25,000 Units, the Distribution Agent shall sell any portion of the In Kind Distribution represented by the fractional interests in shares of the Securities in accordance with the foregoing and distribute the net cash proceeds plus any other distributable cash to the tendering Unitholder together with book-entry credit to the account of the Unitholder’s bank or broker-dealer at DTC representing whole shares of each of the Securities comprising the In Kind Distribution.

Unitholders tendering 2,500 Units or more may request redemptions in kind at the termination of the Trust.

The portion of the Redemption Price which represents the Unitholder’s interest in the Income Account shall be withdrawn from the Income Account to the extent available. The balance paid on any redemption, including dividends receivable on stocks trading ex-dividend, if any, shall be drawn from the Principal Account to the extent that funds are available for such purpose. To the extent Securities are distributed in kind to the Distribution Agent, the size of the Trust will be reduced. Sales by the Distribution Agent may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized. The Redemption Price received by a tendering Unitholder may be more or less than the purchase price originally paid by such Unitholder, depending on the value of the Securities in the Portfolio at the time of redemption.

The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission) an emergency exists as a result of which disposal or evaluation of the Securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. The Trustee and the Sponsor are not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

A Unitholder who wishes to dispose of his Units should inquire of his broker in order to determine if there is a current secondary market price in excess of the Redemption Price.

TRUST ADMINISTRATION

PORTFOLIO SUPERVISION.    The Trust is a unit investment trust and is not a managed fund. Traditional methods of investment management for a managed fund typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analyses. The portfolio of the Trust, however, will not be managed and therefore the adverse financial condition of an issuer will not necessarily require the sale of its Securities from the portfolio. Although the portfolio of the Trust is regularly reviewed, it is unlikely that the Trust will sell any of the Securities other than to satisfy redemptions of Units, or to cease buying Additional Securities in connection with the issuance of additional Units. However, the Trust Agreement provides that the Sponsor may direct the disposition of Securities upon the occurrence of certain events including: (1) default in payment of amounts due on any of the Securities; (2) institution of certain legal proceedings; (3) default under certain documents materially and adversely affecting future declaration or payment of amounts due or expected; (4) determination of the Sponsor that the tax treatment of the Trust as a regulated investment company would otherwise be jeopardized; (5) decline in price as a direct result of serious adverse credit factors affecting the issuer of a Security which, in the opinion of the Sponsor, would make the retention of the Security detrimental to the Trust or the Unitholders; or (6) that there has been a public tender offer made for a Security or a merger or acquisition is announced affecting a Security, and that in the opinion of the Sponsor the sale or tender of the Security is in the best interests of the Unitholders.

In addition, the Trust Agreement provides as follows:

(a) If a default in the payment of amounts due on any Security occurs pursuant to provision (1) above and if the Sponsor fails to give immediate instructions to sell or hold that Security, the Trustee, within 30 days of that failure by the Sponsor, shall sell the Security.

(b) It is the responsibility of the Sponsor to instruct the Trustee to accept or reject any offer made by an issuer of any of the Securities to issue new securities in exchange and substitution for any Security pursuant to a recapitalization or reorganization. The Sponsor shall determine, based on considerations such as diversification requirements, income distribution requirements, economic consideration and fees and expenses of the Trust, whether to hold such Securities as additional assets of the Trust or to sell such Securities. If any exchange or substitution is effected notwithstanding such rejection, any securities or other property received shall be promptly sold unless the Sponsor directs that it be retained.

(c) Any property received by the Trustee after the Initial Date of Deposit as a distribution on any of the Securities in a form other than cash or additional shares of the Securities shall be promptly sold unless the Sponsor directs that it be retained by the Trustee. The proceeds of any disposition shall be credited to the Income or Principal Account of the Trust.

(d) The Sponsor is authorized to increase the size and number of Units of the Trust by the deposit of Additional Securities, contracts to purchase Additional Securities or cash or a letter of credit with instructions to purchase Additional Securities in exchange for the corresponding number of additional Units from time to time during the Deposit Period subsequent to the Initial Date of Deposit, provided that the original proportionate relationship among the number of shares of each Security established on the Initial Date of Deposit is maintained to the extent practicable. The Sponsor may specify the minimum numbers in which Additional Securities will be deposited or purchased. If a deposit is not sufficient to acquire minimum amounts of each Security, Additional Securities may be acquired in the order of the Security most underrepresented immediately before the deposit when compared to the original proportionate relationship. If Securities of an issue originally deposited are unavailable at the time of the subsequent deposit, the

Sponsor may (i) deposit cash or a letter of credit with instructions to purchase the Security when it becomes available, or (ii) deposit (or instruct the Trustee to purchase) either Securities of one or more other issues originally deposited or a Substitute Security.

TRUST AGREEMENT AND AMENDMENT.    The Trust Agreement may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders: (1) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent; (2) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency; or (3) to make such other provisions in regard to matters arising thereunder as shall not adversely affect the interests of the Unitholders.

The Trust Agreement may also be amended in any respect, or performance of any of the provisions thereof may be waived, with the consent of investors holding 66 2/3% of the Units then outstanding for the purpose of modifying the rights of Unitholders; provided that no such amendment or waiver shall reduce any Unitholder’s interest in the Trust without his consent or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of the holders of all Units. The Trust Agreement may not be amended, without the consent of the holders of all Units in the Trust then outstanding, to increase the number of Units issuable or to permit the acquisition of any Securities in addition to or in substitution for those initially deposited in the Trust, except in accordance with the provisions of the Trust Agreement. The Trustee shall promptly notify Unitholders, in writing, of the substance of any such amendment.

TRUST TERMINATION.    The Trust Agreement provides that the Trust shall terminate as of the Evaluation Time on the business day preceding the commencement of the Liquidation Period or upon the earlier maturity, redemption or other disposition, as the case may be, of the last of the Securities held in the Trust and in no event is it to continue beyond the Mandatory Termination Date. If the value of the Trust shall be less than the minimum amount set forth under “Summary of Essential Information” in Part A, the Trustee may, in its discretion, and shall, when so directed by the Sponsor, terminate such Trust. The Trust may also be terminated at any time with the consent of investors holding 100% of the Units then outstanding. When directed by the Sponsor, the Trustee shall utilize the services of the Sponsor for the sale of all or a portion of the Securities in the Trust, and in so doing, the Sponsor will determine the manner, timing and execution of the sales of the underlying Securities. Any brokerage commissions received by the Sponsor from the Trust in connection with such sales will be in accordance with applicable law. In the event of termination, written notice thereof will be sent by the Trustee to all Unitholders who are holding their Units in a GMS Group brokerage account at that time. Such notice will provide Unitholders with the following three options by which to receive their pro rata share of the net asset value of the Trust and requires their election of one of the three options by notifying the Trustee by returning a properly completed election request (to be supplied to such Unitholders prior to the commencement of the Liquidation Period) (see “Summary of Essential Information” in Part A for the date of the commencement of the Liquidation Period):

1.  A Unitholder who owns at least 2,500 Units and whose interest in the Trust would entitle him to receive at least one share of each of the underlying Securities will have his or her Units redeemed on or about the commencement of the Liquidation Period by distribution of the Unitholder’s pro rata share of the net asset value of the Trust on such date distributed in kind to the extent represented by whole shares of underlying Securities within three business days following the commencement of the Liquidation Period. Unitholders subsequently selling such distributed Securities will incur brokerage costs when disposing of such Securities. Unitholders should consult their own tax adviser in this regard;

2.  To receive in cash such Unitholder’s pro rata share of the net asset value of the Trust derived from the sale by the Sponsor as the agent of the Trustee of the underlying Securities during the Liquidation Period. The Unitholder’s pro rata share of its net assets of the Trust will be distributed to such Unitholder within three days of the settlement of the trade of the last Security to be sold; and/or

3.  To invest such Unitholder’s pro rata share of the net assets of the Trust derived from the sale by the Sponsor as agent of the Trustee of the underlying Securities in units of a subsequent series of the Patriot Trust (the “New Series”) provided one is offered. It is expected that a special redemption and liquidation will be made of all Units of this Trust held by Unitholders (the “Rollover Unitholder”) who affirmatively notify the Trustee of their election to participate in this option on or prior to the Rollover Notification Date set forth in the “Summary of Essential Information” for such Trust in Part A. In the event that the Sponsor determines that such a redemption and subsequent investment in a New Series by a Rollover Unitholder may be effected under applicable law in a manner that will not result in the recognition of either gain or loss for U.S. federal income tax purposes with respect to any Securities that are included in the portfolio of the New Series (“Duplicated Securities”), Unitholders will be notified at least 30 days prior to the commencement of the Liquidation Period of the procedures and process necessary to facilitate such tax treatment. The Units of a New Series will be purchased by the Unitholder within three business days of the settlement of the trade for the last of the Unitholder’s Securities to be sold. Such purchaser will be entitled to a reduced sales charge (as disclosed in the prospectus for the New Series) upon the purchase of units of the New Series. It is expected that the terms of the New Series will be substantially the same as the terms of each of the Trust described in this Prospectus, and that similar options with respect to the termination of such New Series will be available. The availability of this option does not constitute a solicitation of an offer to purchase Units of a New Series or any other security. A Unitholder’s election to participate in this option will be treated as an indication of interest only. At any time prior to the purchase by the Unitholder of units of a New Series such Unitholder may change his investment strategy and receive, in cash, the proceeds of the sale of the Securities. An election of this option will not prevent the Unitholder from recognizing taxable gain or loss (except in the case of a loss, if and to the extent the New Series is treated as substantially identical to the Trust) as a result of the liquidation, even though no cash will be distributed to pay any taxes. Unitholders should consult their own tax adviser in this regard.

Unitholders who do not make any election will be deemed to have elected to receive the termination distribution in cash (option number 2).

The Sponsor has agreed that to the extent it effects the sales of underlying securities for the Trustee in the case of the second and third options such sales will be free of brokerage commissions. The Sponsor, on behalf of the Trustee, will sell, unless prevented by unusual and unforeseen circumstances, such as, among other reasons, a suspension in trading of a Security, the close of a stock exchange, outbreak of hostilities and collapse of the economy, all of the Securities by the last business day of the Liquidation Period. The Redemption Price Per Unit upon the settlement of the last sale of Securities during the Liquidation Period will be distributed to Unitholders in redemption of such Unitholders’ interest in the Trust.

Depending on the amount of proceeds to be invested in Units of the New Series and the amount of other orders for Units in the New Series, the Sponsor may purchase a large amount of securities for the New Series in a short period of time. The Sponsor’s buying of securities may tend to raise the market prices of these securities. The actual market impact of the Sponsor’s purchases, however, is currently unpredictable because the actual amount of securities to be purchased and the supply and price of those securities is unknown. A similar problem may occur in connection with the sale of Securities during the Liquidation Period; depending on the number of sales required, the prices of and demand for Securities, such sales may tend to depress the market prices and thus reduce the proceeds of such sales. The Sponsor believes that the sale of underlying Securities during the Liquidation Period, as described above, is in the best interest of a Unitholder and may mitigate the negative market price consequences stemming from the trading of large amounts of Securities. The Securities may be sold in fewer than seven days if, in the Sponsor’s judgment, such sales are in the best interests of Unitholders. The Sponsor, in implementing such sales of securities on behalf of the Trustee, will seek to maximize the sales proceeds and will act in the best interests of the Unitholders. There can be no assurance, however, that any adverse price consequences of heavy trading will be mitigated.

The Sponsor may for any reason, in its sole discretion, decide not to sponsor any subsequent series of the Trust, without penalty or incurring liability to any Unitholder. If the Sponsor so decides, the Sponsor will notify the Trustee of that decision, and the Trustee will notify the Unitholders before the commencement of the Liquidation Period. All Unitholders will then elect either option 1, if eligible, or option 2.

By electing to reinvest in the New Series, the Unitholder indicates his interest in having his terminating distribution from the Trust invested only in the New Series created following termination of the Trust; the Sponsor expects, however, that a similar reinvestment program will be offered with respect to all subsequent series of the Trust, thus giving Unitholders an opportunity to elect to “rollover” their terminating distributions into a New Series. The availability of the reinvestment privilege does not constitute a solicitation of offers to purchase units of a New Series or any other security. A Unitholder’s election to participate in the reinvestment program will be treated as an indication of interest only. The Sponsor intends to coordinate the date of deposit of a future series so that a terminating trust will terminate contemporaneously with the creation of a New Series. The Sponsor reserves the right to modify, suspend or terminate the reinvestment privilege at any time.

THE SPONSOR.    The Sponsor, The GMS Group, LLC (“GMS”), was originally founded in 1979 as a specialist in municipal bonds. GMS still specializes in municipal bonds but is now a full-service brokerage firm. The firm provides a full range of products and services to meet the investment needs of high net worth individuals and institutional clients. GMS is a Delaware limited liability company, registered as a broker dealer and investment advisor with the Securities and Exchange Commission. The firm is a member of NASD and the Securities Investor Protection Corporation. GMS maintains its principal place of business in Livingston, New Jersey.

The information included herein is only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. The Sponsor will be under no liability to Unitholders for taking any action, or refraining from taking any action, in good faith pursuant to the Trust Agreement, or for errors in judgment except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Sponsor may resign at any time by delivering to the Trustee an instrument of resignation executed by the Sponsor. If at any time the Sponsor shall resign or fail to perform any of its duties under the Trust Agreement or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may either (a) appoint a successor Sponsor; (b) terminate the Trust Agreement and liquidate the Trust; or (c) continue to act as Trustee without terminating the Trust Agreement. Any successor Sponsor appointed by the Trustee shall be satisfactory to the Trustee and, at the time of appointment, shall have a net worth of at least $1,000,000.

THE TRUSTEE.    The Trustee is The Bank of New York, a New York banking corporation organized under the laws of New York, having its offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System. In connection with the storage and handling of certain Securities deposited in the Trust, the Trustee may use the services of DTC. These services may include safekeeping of the Securities and coupon-clipping, computer book-entry transfer and institutional delivery services. DTC is a limited purpose trust company organized under the Banking Law of the State of New York, a member of the Federal Reserve System and a clearing agency registered under the Securities Exchange Act of 1934.

The Trustee shall not be liable or responsible in any way for taking any action, or for refraining from taking any action, in good faith pursuant to the Trust Agreement, or for errors in judgment; or for any disposition of any moneys, Securities or Units in accordance with the Trust Agreement, except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties; provided, however, that the Trustee shall not in any event be liable or responsible for any evaluation made by any independent evaluation service employed by it. In addition, the Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or the Trust which it may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities pursuant to the Trust Agreement.

For further information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under “Rights of Unitholders.”

The Trustee may resign by executing an instrument in writing and filing the same with the Sponsor, and mailing a copy of a notice of resignation to all Unitholders. In such an event, the Sponsor is obligated to appoint a successor Trustee as soon as possible. In addition, if the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Trust Agreement. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. If upon resignation of the Trustee no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of the Trustee becomes effective only when the successor Trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor Trustee. Upon execution of a written acceptance of such appointment by such successor Trustee, all the rights, powers, duties and obligations of the original Trustee shall vest in the successor.

Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, shall be the successor Trustee. The Trustee must always be a banking corporation organized under the laws of the United States or any State and have at all times an aggregate capital surplus and undivided profits of not less than $2,500,000.

EVALUATION OF THE TRUST.    The value of the Securities in the Trust’s portfolio is determined in good faith by the Trustee on the basis set forth under “Public Offering—Offering Price.” The Sponsor and the Unitholders may rely on any evaluation furnished by the Trustee and shall have no responsibility for the accuracy thereof. Determinations by the Trustee under the Trust Agreement shall be made in good faith upon the basis of the best information available to it, provided, however, that the Trustee shall be under no liability to the Sponsor or Unitholders for errors in judgment, except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. The Trustee, the Sponsor and the Unitholders may rely on any evaluation furnished to the Trustee by an independent evaluation service and shall have no responsibility for the accuracy thereof.

TRUST EXPENSES AND CHARGES

Investors will reimburse the Sponsor on a per 100 Units basis, for all or a portion of the estimated costs incurred in organizing the Trust (collectively, the “organization costs”), including the cost of the initial preparation and execution of the Trust Agreement, registration of the Trust and the Units under the Investment Company Act of 1940 and the Securities Act of 1933 and State registration fees, the initial fees and expenses of the Trustee, legal expenses and other actual out-of-pocket expenses. The estimated organization costs will be paid to the Sponsor from the assets of the Trust as of the close of the initial offering period (which may be between 30 and 90 days). To the extent that actual organization costs are less than the estimated amount, only the actual organization costs will be deducted from the assets of the Trust. To the extent that actual organization costs are greater than the estimated amount, only the estimated organization costs included in the Public Offering Price will be reimbursed to the Sponsor. All advertising and selling expenses, as well as any organizational costs not paid by the Trust, will be borne by the Sponsor at no cost to the Trust.

The Sponsor will receive for portfolio supervisory, bookkeeping and administrative services to the Trust an annual fee in the amount set forth under “Summary of Essential Information” in Part A. This fee may exceed the actual cost of providing portfolio supervisory, bookkeeping and administrative services for the Trust, but at no time will the total amount received for portfolio supervisory, bookkeeping and administrative services rendered to all series of the Patriot Trust in any calendar year exceed the aggregate cost to the Sponsor of supplying such services in such year. (See “Portfolio Supervision.”)

The Trustee will receive, for its ordinary recurring services to the Trust, an annual fee in the amount set forth under “Summary of Essential Information” in Part A. For a discussion of the services performed by the Trustee pursuant to its obligations under the Trust Agreement, see “Trust Administration” and “Rights of Unitholders.”

The Trustee’s fees applicable to the Trust are payable as of each Record Date from the Income Account of the Trust to the extent funds are available and then from the Principal Account. Both the annual fee for portfolio supervisory, bookkeeping and administrative services, and Trustee’s fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States Department of Labor’s Consumer Price Index entitled “All Services Less Rent.”

The following additional charges are or may be incurred by the Trust: all expenses (including counsel fees) of the Trustee incurred and advances made in connection with its activities under the Trust Agreement, including the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Unitholders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of the Trust; indemnification of the Sponsor for any losses, liabilities and expenses incurred in acting as sponsor of the Trust without gross negligence, bad faith or willful misconduct on its part; and all taxes and other governmental charges imposed upon the Securities or any part of the Trust (no such taxes or charges are being levied, made or, to the knowledge of the Sponsor, contemplated). The above expenses, including the Trustee’s fees, when paid by or owing to the Trustee are secured by a first lien on the Trust to which such expenses are charged. In addition, the Trustee is empowered to sell the Securities in order to make funds available to pay all expenses.

The fees and expenses set forth herein, as well as the Creation and Development Fee, are payable out of the Trust and when paid by or owing to the Trustee are secured by a lien on the Trust. If the cash dividend and capital gains distributions are insufficient to provide for amounts payable by the Trust, the Trustee has the power to sell shares of the Securities to pay such amounts. To the extent shares of the Securities are sold, the size of the Trust will be reduced and the proportions of the types of Securities will change. Such sales might be required at a time when shares of the Securities would not otherwise be sold and might result in lower prices than might otherwise be realized. Moreover, due to the minimum amount in which shares of the Securities may be required to be sold, the proceeds of such sales may exceed the amount necessary for the payment of such fees and expenses.

Unless the Sponsor otherwise directs, the accounts of the Trust shall be audited only as of the business day prior to the Initial Date of Deposit by an independent registered public accounting firm selected by the Sponsor. To the extent lawful, the expenses of any audit shall be an expense of the Trust. Unitholders covered by the audit during the year may receive a copy of any additional audited financial statements, if any, upon request.

REINVESTMENT PLAN

Income and principal distributions on Units (other than the final distribution in connection with the termination of the Trust) may be reinvested by participating in the Trust’s reinvestment plan. Under the plan, the Units acquired for participants will be either Units already held in inventory by the Sponsor or new Units created by the Sponsor’s deposit of Additional Securities as described in “The Trust—Organization” in this Part B. Units acquired by reinvestment will not be subject to a sales charge. In order to enable a Unitholder to participate in the reinvestment plan with respect to a particular distribution on their Units, written notification must be received by the Trustee within 10 days prior to the Record Date for such distribution. Each subsequent distribution of income or principal on the participant’s Units will be automatically applied by the Trustee to purchase additional Units of the Trust. The Sponsor reserves the right to demand, modify or terminate the reinvestment plan at any time without prior notice.

TAX STATUS

This is a general discussion of certain U.S. federal income tax consequences arising from the purchase, ownership and disposition of the Units. The summary is limited to investors who hold the Units as “capital assets” (generally, property held for investment) within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”). Unitholders should consult their tax advisers in determining the federal, state, local and any other tax consequences of the purchase, ownership and disposition of Units.

The Trust intends to qualify annually as a regulated investment company under the Code. To qualify as a regulated investment company, the Trust must distribute to its Holders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain diversification of assets, source of income, and other requirements. By meeting these requirements, the Trust generally will not be subject to U.S. federal income tax on investment company taxable income, and on net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Trust as capital gain dividends, distributed to Unitholders. The Trust can also avoid an annual 4% excise tax if it distributes substantially all of its ordinary income and short and long-term capital gain each year.

If for any taxable year the Trust did not qualify as a regulated investment company, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to Holders, and any distributions would be taxable to the Unitholders as ordinary dividends to the extent of the Trust’s current or accumulated earnings and profits. Such distributions generally would be eligible for the dividends received deduction in the case of corporate Unitholders and the lower federal income tax rate applicable to qualifying dividends if the required holding periods are met.

The Trust’s policy is to distribute as dividends each year 100% (and in no event less than 90%) of its investment company taxable income. Distributions of net short-term capital gains are taxable to Unitholders as ordinary income. Distributions of dividends to non-corporate Unitholders may not qualify for the 15% federal tax rate applicable to long-term capital gains and Corporate Unitholders may not be entitled to the dividends-received deduction with respect to distributions from the Trust. Unitholders should consult their tax adviser regarding specific questions about the Trust and the tax treatment of its distributions in their individual circumstances.

Net capital gains of the Trust (net long-term capital gain over net short-term capital loss) realized and distributed by the Trust and designated as capital gains dividends are taxable to Unitholders as long-term capital gains, without regard to the length of time the Unitholder may have held his or her Units in the Trust. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above. In determining the amount of capital gains to be distributed, any capital loss carry over from a prior year will be taken into account in determining the amount of net long-term capital gain.

Distributions are taxable to investors whether received in cash or reinvested in additional Units of the Trust. Unitholders receiving a distribution in the form of additional Units will be treated as receiving a distribution in an amount equal to the amount of the cash dividend that otherwise would have been distributable (where the additional Units are purchased in the open market), or the net asset value of the Units received, determined as of the reinvestment date. Unitholders electing to receive distributions in the form of additional Units will have a cost basis for federal income tax purposes in each Unit so received equal to the value of a Unit on the reinvestment date.

Upon the taxable disposition (including a sale or redemption) of Units of the Trust, a Unitholder may realize a gain or loss depending upon its basis in the Units. Such gain or loss will be treated as capital gain or loss if the Units are capital assets in the Unitholder’s hands, and will be long-term or short-term, generally depending upon the Unitholder’s holding period for the Units. Non-corporate Unitholders are subject to tax at a maximum federal rate of 15% on capital gains resulting from the disposition of Units held for more than 12 months (5% if the taxpayer is, and would be after accounting for such gains, subject to the federal 10% or 15% tax brackets for ordinary income). However, a loss realized by a Unitholder on the disposition of Units with respect to which capital gains dividends have been paid will, to the extent of such capital gain dividends, also be treated as long-term capital loss if such shares have been held by the Unitholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the Units disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the Units are disposed of. In such a case, the basis of the Units acquired will be adjusted to reflect the disallowed loss. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income ($1,500 for married individuals filing separately).

The Trust is generally required, subject to certain exemptions, to withhold at a rate of 28% from dividends paid or credited to Unitholders and from the proceeds from the redemption of Trust Units, if a correct taxpayer identification number, certified when required, is not on file with the Trust, or if the Trust or the Unitholder has been notified by the Internal Revenue Service that the shareholder is subject to these backup withholding rates. Corporate Unitholders are not subject to this requirement.

Investors should carefully consider the tax implications of buying Units prior to a distribution by the Trust. The price of Units purchased at that time includes the amount of the forthcoming distributions. Distributions by the Trust reduce the net asset value of the Trust’s Units, and if a distribution reduces the net asset value below a Unitholder’s cost basis, such distribution, nevertheless, would be taxable to the Unitholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital.

Each Unitholder who is not a U.S. person should consult their tax adviser regarding the U.S. and foreign tax consequences of ownership of Trust Units, including the possibility that such a Unitholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts received by such person.

The Trust may be subject to state or local tax in jurisdictions in which the Trust is organized or may be deemed to be doing business.

After the end of each fiscal year for the Trust, the Trustee will furnish to each Unitholder a statement containing information relating to the dividends received by the Trust, the gross proceeds received by the Trust from the disposition of any Security (resulting from redemption or the sale by the Trust of any Security), and the fees and expenses paid by the Trust. The Trustee will also furnish an information return to each Unitholder and to the Internal Revenue Service.

Prospective investors are urged to consult their own tax advisers concerning the federal, state, local and any other tax consequences of the purchase, ownership and disposition of Units prior to investing in the Trust.

FOREIGN TAX CREDIT.    The Trust will generally be required to pay a 15% Canadian withholding tax on dividend distributions it receives with respect to Canadian securities, including from the Canadian Energy Trusts. If more than 50% of the value of the Trust’s assets at the close of the Trust’s taxable year consists of stock or securities in foreign corporations and certain other requirements are met, the Trust may elect to pass through to Unitholders the Canadian withholding tax paid as a foreign tax credit. The use of foreign tax credits is subject to limitations that are applied to each individual taxpayer claiming the foreign tax credit. Unitholders should consult their tax advisers regarding the applicability of the foreign tax credit rules to their specific circumstances.

BACKUP WITHHOLDING.    The Trust generally must withhold and pay over to the U.S. Treasury as backup withholding 28% of the taxable dividends and other distributions paid to any individual Unitholder who either does not supply its taxpayer identification number, has not reported all of its dividends and interest income, or does not certify to the Trust that he or she is not subject to withholding. The social security number of an individual is its taxpayer identification number. Backup withholding is not an additional tax and any amounts withheld may be credited to a Unitholder’s ultimate federal income tax liability if proper documentation is provided. The backup withholding rate of 28% is subject to change by Congress.

TAX-EXEMPT ENTITIES.    Entities that generally qualify for an exemption from U.S. federal income tax, such as many pension trusts, are nevertheless taxed under Section 511 of the Code on “unrelated business taxable income.” Unrelated business taxable income is income from a trade or business regularly carried on by the tax-exempt entity that is unrelated to the entity’s exempt purpose. Unrelated business taxable income generally does not include dividend or interest income or gain from the sale of investment property, unless such income is derived from property that is debt financed or is dealer property. A tax-exempt entity’s dividend income from the Trust and gain from the sale of Units in the Trust or from the Trust’s sale of Securities is not expected to constitute unrelated business taxable income to such tax-exempt entity unless the acquisition of the Unit itself is debt financed or constitutes dealer property in the hands of the tax-exempt entity. Prospective tax-exempt investors are urged to consult their own tax advisers concerning the federal, state, local and any other tax consequences of the purchase, ownership and disposition of Units prior to investing in the Trust.

RETIREMENT PLANS.    Units of the Trust may be acquired by Individual Retirement Accounts (“IRAs”), Keogh plans, pension funds and other qualified retirement plans. Before investing in the Trust, the trustee, investment manager or other responsible fiduciary of an employee benefit plan (e.g., a pension or profit sharing retirement plan) should consider among other things (a) whether the investment is consistent with the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including whether the investment is prudent, taking into account the needs of the plan and all of the facts and circumstances of the investment in the Trust; (b) whether the investment satisfies the diversification requirement of Section 404(a)(1)(C) of ERISA; and (c) whether the assets of the Trust are deemed “plan assets” under ERISA and the Department of Labor regulations regarding the definition of “plan assets.”

Generally, capital gains and income distributions received by each of the foregoing plans are exempt from federal taxation. Except with respect to certain IRAs known as Roth IRAs, distributions from such plans are generally treated as ordinary income but may be eligible for tax-deferred rollover treatment and, in very limited cases, special ten year averaging. Holders of Units in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions from the Trust. Investors considering an investment in the Trust through any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

OTHER MATTERS

LEGAL OPINIONS.    The legality of the Units offered hereby and certain matters relating to federal tax law have been passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, as counsel for the Sponsor. Dorsey & Whitney LLP, 250 Park Avenue, New York, New York 10177 have acted as counsel for the Trustee.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.    The Statement of Financial Condition, including the Portfolio of Investments, is included herein in reliance upon the report of Ernst & Young LLP, independent registered public accounting firm, and upon the authority of said firm as experts in accounting and auditing.

PERFORMANCE INFORMATION.    Total returns, average annualized returns or cumulative returns for various periods of the Canadian Energy Trusts and this Trust may be included from time to time in advertisements, sales literature and reports to current or prospective investors. Total return shows changes in Unit price during the period plus any dividends and capital gains received, divided by the public offering price as of the date of calculation. Average annualized returns show the average return for stated periods of longer than a year. From time to time, the Trust may compare the cost of purchasing Trust shares to the cost of purchasing the individual securities which constitute the Trust. In addition, the Trust may compare its sales charges to the sales charges assessed on unitholders by other unit investment trusts. Figures for actual portfolios will reflect all applicable expenses and, unless otherwise stated, the maximum sales charge. No provision is made for any income taxes payable. Returns may also be shown on a combined basis. Trust performance may be compared to performance on a total return basis of the Dow Jones Industrial Average, the S&P 500 Composite Price Stock Index, the S&P MidCap 400 Index, the Nasdaq-l00 Index, or the average performance of mutual funds investing in a diversified portfolio of U.S. stocks generally or growth stocks, or performance data from Lipper Analytical Services, Inc. and Morningstar Publications, Inc. or from publications such as Money, The New York Times, U.S. News and World Report, Business Week, Forbes or Fortune. As with other performance data, performance comparisons should not be considered representative of the Trust’s relative performance for any future period.

No person is authorized to give any information or to make any representations with respect to this Trust not contained in Parts A and B of this Prospectus. The Trust is registered as a unit investment trust under the Investment Company Act of 1940. Such registration does not imply that the Trust or any of its Units have been guaranteed, sponsored, recommended or approved by the United States or any state or any agency or officer thereof.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

PATRIOT TRUST,

CANADIAN ENERGY INCOME TRUST, 2007 SERIES A

(A UNIT INVESTMENT TRUST)

PROSPECTUS

DATED: JULY 26, 2007

SPONSOR:

5N Regent Street, Suite 513

Livingston, New Jersey 07039

1-800-453-6230

TRUSTEE:

THE BANK OF NEW YORK

2 Hanson Place, 12th Floor

Brooklyn, New York 11217

877-363-3613

This Prospectus does not contain all of the information set forth in the registration statement, filed with the SEC, Washington, D.C., under the Securities Act of 1933 (file no. 333-143154), and the Investment Act of 1940 (file no. 811-21976), and to which reference is made. Information may be reviewed and copied at the Commission’s Public Reference Room, and information on the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Copies may be obtained from the SEC by:

•	visiting the SEC Internet address: http://www.sec.gov

•	electronic request (after paying a duplicating fee) at the following E-mail address: publicinfo@sec.gov

•	writing: Public Reference Section of the Commission, 100 F Street, N.E. Washington, D.C. 20549-0104